LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund

LVIP Franklin Templeton Multi-Factor International Equity Fund

Supplement Dated September 1, 2023

to the Statement of Additional Information dated May 1, 2023

This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund and LVIP Franklin Templeton Multi-Factor International Equity Fund (the “Funds”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, all references to, and information regarding, Joseph Giroux and Russell Shtern, in the SAI, are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE